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                                                                    Exhibit 10.1

                              EMPLOYMENT AGREEMENT


         THIS EMPLOYMENT AGREEMENT (the "Agreement") is entered into by and between HEALTH AND NUTRITION SYSTEMS, INC. ("HNS" or the "EMPLOYER"), a Florida corporation, and STEVEN POMERANTZ, an individual (the "Employee").

                                    PREAMBLE

         WHEREAS, the Employer desires to retain the Employee; and

         WHEREAS, the Employee is willing to enter into the employ of the Employer, subject to the following terms and conditions;

         NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements hereby exchanged, as well as of the sum of Ten and No/100 ($10.00) Dollars and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Employer and the Employee (collectively hereinafter referred to as the "Parties"), intending to be legally bound, hereby agree as follows:

                                   WITNESSETH:

                                   ARTICLE ONE
                       TERM, RENEWALS, EARLIER TERMINATION

1.1 Term.

         This Agreement shall be for an initial term of two (2) years, commencing on , 2000.

                                   ARTICLE TWO
                               SCOPE OF EMPLOYMENT

2.1 Retention.

         The Employer hereby hires the Employee and the Employee hereby accepts such employment, in accordance with the terms, provisions, and conditions of this Agreement.

2.2 General Description of Duties.

         The Employee shall perform all duties requested by the Employer, including, without limitation, such duties as are generally associated with the position of Chief Operating Officer.









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                                  ARTICLE THREE
                                  COMPENSATION

3.1 Salary.

         The Employee shall be entitled to compensation from Employer as follows:

         I. During the term of employment Employee shall receive a base salary of One Hundred Thousand and No/100 ($100,000.00) Dollars per year paid in Twenty-six (26) equal payments of Three Thousand Eight Hundred Forty-Six and 15/100 ($3,846.15) Dollars paid every two (2) weeks. Notwithstanding the foregoing, the Employer may terminate the services of the Employee at any time for cause. Cause shall include, but is not limited to fraud, theft, failure to devote substantial time and effort to the company's business.

3.2 Expenses and Bonus.

                  a) Employee shall be entitled to receive payment and/or reimbursement for expenses incurred that are of a business nature.

                  b) Employee shall in addition to salary and expenses be entitled to payment of a bonus payable quarterly with the first quarter ending in December, 1999 equal to 1/4 of 1% of net quarterly sales only if sales in the quarter is greater than Six Hundred Thousand and No/100 ($600,000.00) Dollars. The maximum quarterly bonus that can be earned is Ten Thousand and No/100 ($10,000.00) Dollars.

3.3 Employee shall be entitled to all benefits available to employees, including, but not limited to health insurance, life and/or disability insurance, sick pay, vacation pay, etc.


                                  ARTICLE FOUR
                                  MISCELLANEOUS

4.1 Notices.

         All notices, demands or other communications hereunder shall be in writing, and unless otherwise provided, shall be deemed to have been duly given on the first business day after mailing by United States registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

TO EMPLOYER:               HEALTH AND NUTRITION SYSTEMS, INC.
                           3750 Investment Lane, Bldg. 5
                           West Palm Beach, FL 33404



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TO EMPLOYEE:               STEVEN POMERANTZ
                           3750 Investment Lane, Bldg. 5
                           West Palm Beach, FL 33404

in each case, with a copy to Mark C. Perry, Esq.; The International Building, 2455 East Sunrise Boulevard, Suite 905, Fort Lauderdale, Florida 33304, the Employee's legal counsel; or to such other person as either Party shall designate to the other for such purposes in the manner hereinabove set forth.

4.2 Amendment.

         No modification, waiver, amendment, discharge or change of this Agreement shall be valid unless the same is in writing and signed by the Party against which the enforcement of said modification, waiver, amendment, discharge or change is sought.

4.3 Merger.

         This instrument contains all of the understandings and agreements of the Parties with respect to the subject matter discussed herein. All prior agreements whether written or oral are merged herein and shall be of no force or effect.

4.4 Survival.

         The several representations, warranties, and covenants of the Parties contained herein shall survive the execution hereof and shall be effective regardless of any investigation that may have been made or may be made by or on behalf of any Party.

4.5 Severability.

         If any portion of any provision of this Agreement, or the application of such provision or any portion thereof to any person or circumstance shall be held invalid or unenforceable, the remaining portions of such provision or portion of such provisions of this Agreement or the application of such provision or portion of such provision as is held invalid or unenforceable to persons or circumstances other than those to which it is held invalid or unenforceable, shall not be effected thereby.

4.6 Governing Law and Venue.

         This Agreement shall be construed in accordance with the laws of the State of Florida and any proceeding arising between the Parties in any matter pertaining or related to this Agreement shall, to the extent permitted by law, be held in Palm Beach County, Florida.




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4.7 Litigation.

         In any action between the Parties to enforce any of the terms of this Agreement or any matter arising from this Agreement, the prevailing Party shall be entitled to recover its costs and expenses, including reasonable attorneys' fees up to and including all negotiations, trials and appeals, whether or not litigation is initiated.

4.8 Benefit of Agreement.

         This Agreement may be assigned only by the Employer, the Employee's duties being of a personal nature. Subject to the restrictions on transferability and assignment contained herein, the terms and provisions of this Agreement shall be binding upon and inure to the benefit of the Parties, their successors, assigns, personal representative, estate, heirs and legatees.

4.9 Captions.

         The captions in this Agreement are for convenience and reference only and in no way define, describe, extend or limit the scope of this Agreement or the intent of any provisions hereof.

4.10 Number and Gender.

         All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the Party or Parties, or their personal representatives, successors and assigns may require.

4.11 Further Assurances.

         The parties hereby agree to do, execute, acknowledge and deliver or cause to be done, executed or acknowledged or delivered and to perform all such acts and deliver all such deeds, assignments, transfers, conveyances, powers of attorney, assurances, stock certificates and other documents, as may, from time to time, be required herein to effect the intent and purposes of this Agreement.

4.12 Status.

         Nothing in this Agreement shall constitute a partnership, joint venture, agency, or lessor-lessee relationship; but, rather, the relationship established hereby is that of employer-employee.







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4.12 Counterparts.

         This Agreement may be executed in any number of counterparts. All executed counterparts shall constitute one Agreement notwithstanding that all signatories are not signatories to the original or the same counterpart.

         IN WITNESS THEREOF, the Parties have executed this Agreement, effective as of the ____ day of _______________, 1999.

Signed, Sealed & Delivered
         In Our Presence

                                              EMPLOYER:
                                              HEALTH AND NUTRITION SYSTEMS, INC.
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--------------------------------              By:
                                                 -------------------------------
                                              Attest:
                                                     ---------------------------

(CORPORATE SEAL)

                                                     EMPLOYEE:

--------------------------------

--------------------------------              By:
                                                 -------------------------------
                                                    STEVEN POMERANTZ







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